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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          JULY 27, 2006
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                             STRAYER EDUCATION, INC.
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             (Exact name of registrant as specified in its charter)

                                    MARYLAND
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                 (State or other jurisdiction of incorporation)

          0-21039                                      52-1975978
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  (Commission File Number)                   (IRS Employer Identification No.)

 1100 WILSON BOULEVARD, #2500, ARLINGTON, VA                         22209
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  (Address of principal executive offices)                         (Zip Code)

                                 (703) 247-2500
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operation and Financial Condition.

On July 27, 2006, Strayer Education, Inc. announced second quarter 2006 revenues and earnings and enrollment for the 2006 summer term. The July 27, 2006 press release is attached hereto as an exhibit and incorporated herein by reference.
The information contained in the July 27, 2006 press release is deemed furnished under this Item; and should not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act, as amended (the "Exchange Act"), or otherwise subject to that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit  99.01   Press Release dated July 27, 2006. (The information contained in the July 27, 2006 press release is deemed furnished under
                 Item 2.02.)

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Strayer Education, Inc.
Date:
July 27, 2006                  By: /s/ Mark C. Brown
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                               Mark C. Brown
                               Senior Vice President and Chief Financial Officer

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                                  EXHIBIT INDEX

   EXHIBIT                  DESCRIPTION
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    99.01             Press Release dated July 27, 2006

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